ELS







Equity LifeStyle Properties

Our Story

- **One of the nation's largest real estate networks with 376 properties containing over 139,000 sites in 32 states and British Columbia**

- **Unique business model**
  - Own the land
  - Low maintenance costs/customer turnover costs
  - Lease developed sites

- **High-quality real estate locations**
  - More than 80 properties with lake, river or ocean frontage
  - More than 100 properties within 10 miles of coastal United States
  - Property locations are strongly correlated with population migration
  - Property locations in retirement and vacation destinations

- **Stable, predictable financial performance and fundamentals**
  - Balance sheet flexibility

- **In business for more than 40 years**

Property Locations


WA
Seattle
Portland
OR
Boise
ID
CA
NV
San Francisco
Las Vegas
Los Angeles
San Diego
AZ
Phoenix
UT
Salt Lake City
CO
Denver
MT
WY
NM
ND
SD
NE
KS
OK
TX
Dallas
San Antonio
Houston
MN
Minneapolis
IA
MO
AR
LA
WI
Milwaukee
Chicago
IL
MI
IN
OH
Cincinnati
KY
Louisville
TN
Nashville
MS
AL
Birmingham
GA
FL
Miami
SC
NC
Charlotte
VA
WV
PA
NY
ME
VT
NH
MA
Boston
RI
CT
NJ
DE
MD

Steady, Predictable Revenue Streams

- **Property/Site composition**
  - 202 manufactured/resort home communities
    - 71,900 sites
  - 174 RV resorts
    - 67,100 sites
      - Annuals 24,000
      - Seasonal 9,300
      - Transient 9,700
      - Membership sites 24,100

Property Operating Revenue Buckets[1]



Transient 4.1%
Seasonal 3.2%
Annual Right to Use 8.8%
Annual RV 13.6%
Annual MH 70.3%

All Annual Revenue = 92.7%

Note:
1) Property revenue buckets reflect Company's estimated 2013 property operating revenues, derivable from our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on August 2, 2013 ("ELS Closes on Transactions and Updates Guidance").

Our Customers

- **Customers own the units they place on our sites**
  - Manufactured homes
  - Resort cottages (park models)
  - Recreational vehicles

- **We offer a lifestyle and a variety of product options to meet our customers' needs**

- **We seek to create long-term relationships with our customers**


Manufactured Home


RV Resort Cottage


RV Site

Favorable Customer Demographics

- **The population of people age 55 and older is expected to grow 26% from 2015 to 2030.**

U.S. Population Over Age 55 (in millions)



120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
2015
2020
2025
2030
Sum of 55-59
Sum of 60-64
Sum of 65-69
Sum of 70-74
Sum of 75+

RV Owners

- 8M - 9M RV owners
- Over 200K RV sales in 2012
- Average of 42K RV owners within 100 miles of each ELS resort

Note:
Sources: University of Michigan's Survey Research Center 2005, Acxiom 2009, Statistical Surveys 2011, US Census 2008, US Census 2012

Track Record

Item	IPO Year - 1993	2013
Properties	41	376
Sites	12,312	138,964
States	16	32
FFO Per Share[1]	$0.47	$2.08
Normalized FFO Per Share[1]	$0.47	$2.51
Common Stock Price[2]	$6.44	$34.75
Enterprise Value[3]	$296 million	$5.5 billion
Dividend Paid Cumulative[4]	-	$15.97
Cumulative Total Return[5]	-	1,290%
S&P 500 Total Return[5]	-	453%

Note:
1) See page 20 for definition of FFO and Normalized FFO. The 1993 amount was determined from amounts presented in the 1996 Form 10-K. The 2013 FFO Per Share and Normalized FFO Per Share amounts are the midpoint of the estimated 2013 FFO Per Share and Normalized FFO Per Share ranges disclosed in our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on August 2, 2013.
2) The 1993 stock price is adjusted for the stock split; the 2013 price is the closing price as of August 30, 2013.
3) The 2013 enterprise value is as of August 30, 2013. See page 10.
4) Source: SNL Financial. Includes dividends paid from IPO date of February 25, 1993 through August 30, 2013 and adjusted for the stock split.
5) Source: SNL Financial from IPO through August 30, 2013 (calculation assumes common dividend reinvestment).


5 Year - Total Return Performance
Total Return (%)
100
80
60
40
20
0
-20
-40
-60
-80
August-08
August-09
August-10
August-11
August-12
August-13
ELS (+58%)
SNL US REIT Equity (+35%) (2)
S&P 500 (+42%)


10 Year - Total Return Performance
Total Return (%)
250
200
150
100
50
0
-50
August-03
August-04
August-05
August-06
August-07
August-08
August-09
August-10
August-11
August-12
August-13
ELS (+184%)
SNL US REIT Equity (+163%) (2)
S&P 500 (+99%)

Notes:
Source: SNL Financial
1) Total return calculation assumes dividend reinvestment.
2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Equity REITs in SNL's coverage universe.

ELS

Consistent Same Store NOI Growth and Outperformance


REIT Industry
Apartments
ELS
Industry Average - 2.4%
Apartments Average - 2.6%
ELS Average - 3.7%
10.0%
9.5%
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
-2.5%
-3.0%
-3.5%
-4.0%
-4.5%
-5.0%
-5.5%
-6.0%
-6.5%
-7.0%
-7.5%
-8.0%
3Q98
1Q99
3Q99
1Q00
3Q00
1Q01
3Q01
1Q02
3Q02
1Q03
3Q03
1Q04
3Q04
1Q05
3Q05
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13

Q3 1998-Q2 2013[1]

Same Store NOI Averages:	
ELS	*3.7%*
REITs	*2.4%*
Apartments	*2.6%*

ELS has maintained positive same store NOI growth in all quarters since at least Q3 '98

Note:

1) Source for Same Store NOI data: Citi Investment Research, August 2013. Earliest quarter collected by Citi is third quarter of 1998. "REIT Industry" includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

ELS vs. Multifamily

Same Store NOI Indexed Growth[1]

ELS compounded Same Store NOI growth rates significantly outperformed the REIT Multifamily industry since 1999


Same Store NOI Indexed Growth
180
170
160
150
140
130
120
110
100
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Multifamily Index (2)
ELS Index (2)

Note:

1) Source: Citi Investment Research, May 2013. Same Store Indexed Growth assumes initial investment of $100 multiplied by the annual same store NOI growth rate.

2) Source: Citi Investment Research, May 2013. Averages equal annualized quarterly same store NOI averages collected by Citi.

ELS vs. Multifamily

FFO/Share and Total Return

While ELS and SNL Multifamily Index have had similar total returns, ELS has far outpaced Multifamily Index in FFO/share growth

FFO Multiples	ELS	Multifamily
1996-2001 (2)	12.9x	11.0x
2002-2011 (2)	16.9x	18.2x
2012	14.8x	19.1x


FFO/Share and Total Return: 2002-2012 (1)
FFO/Share and Total Return (Indexed)
$400
$350
$300
$250
$200
$150
$100
$50
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
ELS FFO/Share (103.5%)
ELS Total Return (246.1%)
US REIT Multifamily FFO/Share (22.5%)
US REIT Multifamily Total Return (263.7%)

Note:
Source: SNL Financial, as of 12/31/12.
1) Growth in FFO/Share and Total Return assumes initial investment of $100 multiplied by the annual FFO/Share and Total Return growth rates, respectively. Total Return assumes dividend reinvestment.
2) Source: SNL Financial. Average FFO Multiple for the period calculated on a trailing 12-month basis. Multiple equals stock price divided by FFO per share.

Capital Structure

As of August 30, 2013 (In millions)

- Total enterprise value is $5.5 billion
- Debt to enterprise value is 40.0%
- $380 million available line of credit



OPU's $266.9, 4.9%
Term Loan $200.0, 3.6%
Preferred $136.1, 2.5%
Common(1)
$2,896.6
52.7%
Mortgage
Debt
$1,997.0
36.3%

Note:
1) Stock price as of August 30, 2013.

ELS

2013 Refinancing[1]

$430 million secured debt

- **4.47% weighted average fixed rate**
- **Approximately 18-year weighted average maturity**
- **Defease $295 million of 2015 debt and $17 million of 2014 debt**



Debt Maturity Comparison
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Outstanding Debt (in thousands)
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2028
2033
2038
Year
Post-Refinancing
Pre-Refinancing

Note:

1) As described in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, to date we have closed on $351 million of secured debt with a weighted average interest rate of 4.46% per annum. We expect the remaining debt to close no later than April 2014, subject to customary approvals and conditions.

Performance Update

- **198 Manufactured Home Communities[1]**
  - Core[2] occupancy of 91.6% and up 100 sites since 12/31/12
  - Core occupancy has grown 15 consecutive quarters through 6/30/13
  - Core community base rental income growth for the seven months ended 7/31/13 is 3.0%[3]

- **173 RV Resorts[1]**
  - Core resort income growth for the seven months ended 7/31/13 is 4.4%[3]
  - Annual growth rate for the seven months ended 7/31/13 is 3.8%[3]

Note:
1) Excludes joint venture sites.
2) Core Portfolio is defined as properties acquired prior to December 31, 2011.
The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations.
3) Compared to the seven months ended July 31, 2012.

ELS

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995:

The forward-looking statements contained in this presentation are subject to certain economic risks and uncertainties described under the heading "Risk Factors" in our 2012 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. See Form 8-K filed August 2, 2013 for the full text of our forward-looking statements. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. All projections are based on 2013 budgets, reforecasts and proforma expectations on recent investments.

Non GAAP Financial Measures

Net Income to FFO and Normalized FFO Reconciliation (In millions)

Computation of funds from operations	2009	2010	2011	2012	2013[1]
Net income available for common shares	$34.0	$38.4	$22.8	$54.8	$104.8
Income allocated to common OP units	6.1	5.9	3.1	5.1	9.5
Series B Redeemable Preferred Stock Dividends	-	-	0.5	-	-
Deferral of right-to-use contract revenue and commissions, net	13.2	9.4	7.1	3.5	3.5
Depreciation on real estate assets and other	70.3	69.3	81.2	100.0	104.6
Depreciation on rental homes	2.3	2.8	4.3	6.1	6.5
Depreciation on discontinued operations	-	-	-	-	1.7
Amortization of in-place leases	-	-	28.5	45.1	0.6
(Gain) loss on real estate	(5.5)	0.2	-	(4.6)	(42.0)
Funds from operations	120.4	126.0	147.4	210.0	189.2
Change in fair value of contingent consideration asset	-	-	-	(0.5)	(1.1)
Acquisition costs	-	-	18.5	0.2	0.4
Loss from early extinguishment of debt	-	-	-	0.5	39.7
Goodwill impairment	-	3.6	-	-	-
Gain on sale of non-operating asset	(0.8)	-	-	-	-
Normalized funds from operations	$119.6	$129.6	$165.9	$210.2	$228.2

Note:

1) The 2013 amount is the midpoint of an estimated range. See our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on August 2, 2013.

Non GAAP Financial Measures

Funds from Operations ("FFO") is a non-GAAP financial measure. We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), is generally an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.

We define FFO as net income, computed in accordance with GAAP, excluding gains and actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We receive up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of non-refundable right-to-use payments, we believe that it is appropriate to adjust for the impact of the deferral activity in our calculation of FFO.

Normalized Funds from Operations ("Normalized FFO") is a non-GAAP measure. We define Normalized FFO as FFO excluding the following non-operating income and expense items: a) the financial impact of contingent consideration; b) gains and losses from early debt extinguishment, including prepayment penalties and defeasance costs; c) property acquisition and other transaction costs related to mergers and acquisitions; and d) other miscellaneous non-comparable items.

We believe that FFO and Normalized FFO are helpful to investors as supplemental measures of the performance of an equity REIT. We believe that by excluding the effect of depreciation, amortization and actual or estimated gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. We further believe that Normalized FFO provides useful information to investors, analysts and our management because it allows them to compare our operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences not related to our operations. For example, we believe that excluding the early extinguishment of debt, property acquisition and other transaction costs related to mergers and acquisitions and the change in fair value of our contingent consideration asset from Normalized FFO allows investors, analysts and our management to assess the sustainability of operating performance in future periods because these costs do not affect the future operations of the properties. In some cases, we provide information about identified non-cash components of FFO and Normalized FFO because it allows investors, analysts and our management to assess the impact of those items.

Investors should review FFO and Normalized FFO along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. We compute FFO in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Normalized FFO presented herein is not necessarily comparable to normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same methodology for computing this amount. FFO and Normalized FFO do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.



Equity LifeStyle Properties

Two North Riverside Plaza, Chicago, Illinois 60606

800-247-5279 | www.EquityLifeStyle.com